UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2006

                                   ARGAN, INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                         001-31756               13-1947195
(State or Other Jurisdiction             (Commission            (IRS Employer
      of Incorporation)                  File Number)        Identification No.)

  One Church Street, Suite 302, Rockville, MD                   20850
     (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code: (301) 315-0027

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

      On March 1, 2006, Vitarich Laboratories, Inc., a Delaware corporation and a wholly-owned subsidiary of the Registrant ("Vitarich"), entered into a lease agreement (the "First Lease") for the lease of real property from Kevin J. Thomas. A complete copy of the First Lease is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference. The First Lease is for certain real property located at 4327 Arnold Avenue in Naples, Florida, consisting of a 7,000 square foot building and all fixtures attached thereto. The same real property was the subject of a previous lease between Mr. Thomas and the Registrant. The base rent under the First Lease is $66,000.00 per annum (the "First Lease Rent"), which Vitarich believes to be market for the area, and the lease is for a term of five years ending in 2011, unless sooner terminated or extended in accordance with the terms of the First Lease. The First Lease Rent is payable in equal monthly installments of $5,500.00. This disclosure regarding the First Lease is being made because it involves a related party arrangement between a subsidiary of the Registrant and Mr. Thomas, who owns 43.99% of the Registrant's common stock.

      On March 1, 2006, Vitarich entered into a second lease agreement (the "Second Lease") for the lease real property from Kevin J. Thomas. A complete copy of the Second Lease is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein by reference. The Second Lease is for certain real property located at 4206 Arnold Avenue in Naples, Florida, consisting of a 14,712 square foot building and all fixtures attached thereto. The same real property was the subject of a previous lease between Mr. Thomas and the Registrant. The base rent under the Second Lease is $150,000.00 per annum (the "Second Lease Rent"), which Vitarich believes to be market for the area, and the lease is for a term of five years ending in 2011, unless sooner terminated or extended in accordance with the terms of the Second Lease. The Second Lease Rent is payable in equal monthly installments of $12,500.00. This disclosure regarding the Second Lease is being made because it involves a related party arrangement between a subsidiary of the Registrant and Mr. Thomas, who owns 43.99% of the Registrant's common stock.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

    Exhibit No.         Description
    -----------         -----------
    10.1                Lease Agreement between Kevin J. Thomas and Vitarich
                        Laboratories, Inc., dated March 1, 2006

    10.2 Lease Agreement between Kevin J. Thomas and Vitarich Laboratories, Inc., dated March 1, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ARGAN, INC.

Date: March 6, 2006                            By: /s/ Rainer Bosselmann
                                                   -----------------------------
                                                     Rainer Bosselmann
                                                     Chairman of the Board and
                                                     Chief Executive Officer

                                  EXHIBIT INDEX

    Exhibit No.         Description
    -----------         -----------
    10.1                Lease Agreement between Kevin J. Thomas and Vitarich
                        Laboratories, Inc., dated March 1, 2006

    10.2 Lease Agreement between Kevin J. Thomas and Vitarich Laboratories, Inc., dated March 1, 2006